Intangible Assets, Net - Schedule of Amortization Expense (Detail) ¥ in Thousands, $ in Thousands	Mar. 31, 2024 CNY (¥)	Mar. 31, 2024 USD ($)	Mar. 31, 2023 CNY (¥)
Intangible Assets, Net (Excluding Goodwill) [Abstract]
2025	¥ 238
2026	176
2027	156
2028	127
2029	102
Thereafter	150
Net Carrying Amount	¥ 949	$ 131	¥ 12,554